UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 17, 2012 (July 17, 2012)

SMTC CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-31051	98-0197680
(Commission File Number)	(IRS Employer Identification No.)

635 Hood Road Markham, Ontario, Canada	L3R 4N6
(Address of Principal Executive Offices)	(Zip Code)

(905) 479-1810
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4©)

Explanatory Note:  SMTC Corporation (the “Company”) is filing this Amendment No. 1 to Current Report on Form 8-K/A (“Amendment No. 1”) to amend Item 5.07 of the Company’s Current Report on Form 8-K filed on July 23, 2012 (the “Original Form 8-K”).  The Original Form 8-K reported, among other things, the results of the Company’s Annual Meeting of Stockholders held on July 17, 2012 and, in doing so, reported that the Company’s stockholders had approved Proposal 5, to amend the Company’s By-laws and Certificate of Incorporation.  As a result of an inadvertent clerical error recently discovered by the Company, the Company has concluded that portions of Proposal 5 relating to amendments to the Company’s Certificate of Incorporation were not approved by the requisite vote of the Company’s stockholders at the Annual Meeting.

The proposal to remove consideration of “the social, legal and economic effects upon employees, suppliers, customers and others having similar relationships with the Corporation, and the communities in which the Corporation conducts its business” in reviewing change of control transactions did not receive sufficient votes for approval, but in view of the support this proposal received (94% of the votes cast for the proposal) the board of directors has determined that in reviewing change of control transactions it will not consider “the social, legal and economic effects upon employees, suppliers, customers and others having similar relationships with the Corporation, and the communities in which the Corporation conducts its business” as part of its analysis of potential transactions.

Item 5.07	Submission of Matters to a Vote of Security Holders

The disclosure appearing under Item 5.07 of the Original Form 8-K is hereby amended and restated to read in its entirety as follows:

The Company held its annual meeting of stockholders on July 23, 2012. The stockholders were asked to vote on the four proposals listed below, which were described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on June 5, 2012. The final voting results for each proposal are set forth below.

Proposal 1 - Each of the four nominees for director received the requisite plurality of votes for election. The vote tabulation was as follows:

Nominee	For	Withheld	Broker Non-Votes
Clarke Bailey	5,368,588	1,542,346	6,298,669
David Sandberg	6,160,918	253,068	6,995,014
Anton Simunovic	6,117,418	340,068	6,951,514
Alex Walker	6,159,878	255,148	6,993,974
J. Randall Waterfield	5,474,508	1,625,888	6,308,604

Proposal 2 - Stockholders voted in favor of the ratification of KPMG LLP as the Company’s independent registered public accountants.

For	Against	Abstain	Broker Non-Votes
13,324,189	47,110	37,701	-

Proposal 3 - Stockholders voted in favor of the increase of stock options available to be issued under the 2010 Incentive Plan.

For	Against	Abstain	Broker Non-Votes
4,883,450	1,191,030	336,526	6,997,994

Proposal 4 - Stockholders voted in favor of the amendment and restatement of the Tax Benefits Preservation Plan.

For	Against	Abstain	Broker Non-Votes
5,166,297	861,343	383,366	6,997,994

Proposal 5 - As abstentions and broker non-votes have the same effect as an “Against” vote, stockholders did not approve the amendment of the Bylaws and Certificate of Incorporation of the Corporation..

For	Against	Abstain	Broker Non-Votes
6,010,146	91,818	309,042	6,997,994

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMTC CORPORATION

Date: August 17, 2012	By:	/s/ ALEX WALKER
	Name:	Alex Walker
	Title:	Co-President, Co-Chief Executive Officer